                                POWER OF ATTORNEY

            Each of the undersigned directors or officers, or both, of Instinet Group Incorporated, a Delaware corporation ("Instinet"), which proposes to file with the U.S. Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-1 and any other applicable form prescribed by the SEC for the registration under the Securities Act of the resale by certain holders of the common stock of Instinet acquired in connection with Instinet's acquisition of ProTrader Group, LP (the "Offering"), hereby constitutes and appoints Michael Clancy and Paul A. Merolla, and each of them singly, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his behalf, in any and all capacities, to sign such registration statement on Form S-1, or such other form as may be recommended by counsel, and any registration statement pursuant to Rule 462(b) under the Act relating to the Offering, and any and all amendments (including post-effective amendments) and other documents relating thereto, and to file on behalf of Instinet such registration statement on Form S-1, or such other form as may be recommended by counsel, and any such registration statement pursuant to Rule 462(b), and amendments (including post-effective amendments) with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each one of them, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he or she might or could do in person as a director of Instinet, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may lawfully do or cause to be done by virtue hereof.


            SIGNATURE                                  TITLE
            ---------                                  -----
/s/    Douglas M. Atkin               President, Chief Executive Officer and
--------------------------            Director
Name:  Douglas M. Atkin

/s/    Mark Nienstedt                 Executive Vice President, Chief Financial
--------------------------            Officer and Director
Name:  Mark Nienstedt

/s/    Andre F.H. Villeneuve          Director and Chairman of the Board of
--------------------------            Directors
Name:  Andre F.H. Villeneuve

/s/    Peter J. Job
--------------------------            Director
Name:  Peter J. Job

/s/    Thomas H. Glocer
--------------------------            Director
Name:  Thomas H. Glocer

/s/    Ian Strachan
--------------------------            Director
Name:  Ian Strachan

/s/    David Grigson
--------------------------            Director
Name:  David Grigson

/s/    John C. Bogle
--------------------------            Director
Name:  John C. Bogle

/s/    John Kasich
--------------------------            Director
Name:  John Kasich

/s/    Kay Koplovitz
--------------------------            Director
Name:  Kay Koplovitz

Dated: March 21,2002